Exhibit 10.4

Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

SERIES A PREFERRED STOCKHOLDERS’ AGREEMENT

This Series A Preferred Stockholders’ Agreement (this “Agreement”) is dated as of March 4, 2026, by and among Presidio Production Company, a Delaware corporation (formerly known as Presidio Pubco Inc.) (“Pubco” or “Presidio Production Company”) and each of the Series A Preferred Stockholders identified on the signature pages hereto (including its successors and assigns, each a “Series A Preferred Stockholder” and collectively, the “Series A Preferred Stockholders” and each a “Party” and together the “Parties”).

WHEREAS, pursuant to the Securities Purchase Agreement dated August 5, 2025 (the “SPA”), by and among Pubco, the Holder Majority and other purchasers and the other parties set forth therein, the Series A Preferred Stockholders are acquiring shares of Pubco’s Series A Perpetual Preferred Shares (the “Series A Perpetual Preferred Shares”) in connection with the proposed Business Combination (defined below);

WHEREAS, the Series A Perpetual Preferred Shares shall have the rights, preferences and privileges set forth in Pubco’s Certificate of Designation of Preferences, Rights and Limitations of Series A Perpetual Preferred Stock (the “Series A COD”) including for as long as the Series A Perpetual Preferred Shares are outstanding, the exclusive right to elect a director to the Board of Directors (the “Series A Preferred Director”), and under certain circumstances, an additional two directors to the Board of Directors (the “Preferred Stock Directors”);

WHEREAS, the terms of the Series A Perpetual Preferred Shares cause them to be treated as voting securities for the purposes of the HSR Act (as defined herein) and the parties desire to monitor and comply with any future filing obligations required by applicable Law;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Series A COD, and (b) the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of Pubco.

“Business Combination” shall have the meaning ascribed to such term in the Business Combination Agreement.

“Business Combination Agreement” means the Business Combination Agreement dated as of August 5, 2025 by and among (a) EQV Ventures Acquisition Corp., a Cayman Islands exempted company (“SPAC”), (b) Pubco, a direct, wholly owned subsidiary of EQV, (c) Prometheus PubCo Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Prometheus PubCo Inc. (“EQV Merger Sub”), (d) Prometheus Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of EQV (“EQV Holdings”), (e) Prometheus Merger Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of EQV Holdings (“Company Merger Sub” and, together with EQV, Pubco, EQV Merger Sub and EQV Holdings collectively, the “EQV Parties”), and (f) Presidio Investment Holdings LLC, a Delaware limited liability company (the “Company”).

“Governmental Entity” shall mean any nation or government, any state, province or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, arbitrator (public or private) or other body or administrative, regulatory or quasi-judicial authority, agency, department, board, commission or instrumentality of any federal, state, local or foreign jurisdiction.

“Holder Majority” means the holders of at least a majority of the then issued and outstanding shares of Preferred Stock.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Law” means any federal, state, local, municipal, foreign or other final and effective law, statute, legislation, principle of common law, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, directive, requirement, writ, injunction, settlement, order or consent that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Organizational Documents” means, with respect to any Person that is an entity, its certificate of incorporation or formation, bylaws, operating agreement, memorandum and articles of association or similar organizational documents, in each case, as amended.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“PIK Dividend” means a dividend payable in kind of Preferred Stock.

“Preferred Stock” means the Series A Perpetual Preferred Stock, par value $0.0001 per share, having the rights, preferences and privileges set forth in the Series A COD, in the form of Exhibit A to the SPA.

“Preferred Stockholders’ Agreement” means this Agreement.

“Trading Day” means a day on which the New York Stock Exchange or such other principal United States securities exchange on which Pubco’s Class A common stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).

ARTICLE 2

AGREEMENTS

2.1 Fees and Expenses. During the period from the original issuance date of any Series A Perpetual Preferred Shares until the Series A Perpetual Preferred Shares are no longer outstanding, Pubco will be responsible for the payment of all filing fees and reasonable and documented attorney or other related fees incurred by any filing party in preparing any HSR filing required under the HSR Act to the extent such filing arises from the issuance by Pubco of Series A Perpetual Preferred Shares, including issuances pursuant to a PIK Dividend or as otherwise required by the Series A COD. For the avoidance of doubt, Pubco shall not be responsible for any fees or expenses arising from anyacquisition of voting securities by the Holder Majority or any of its Affiliates in secondary market transactions or other transfers not involving an issuance by Pubcobut shall include the primary issuance of voting securities including any warrants or shares of common stock issued in connection with the transactions described in the SPA.

2.2 Compliance and Monitoring. Pubco will use its commercially reasonable efforts to provide the Holder Majority with written notice promptly following the meeting of the Board of Directors at which a PIK Dividend is approved. To the extent the receipt of Series A Perpetual Preferred Shares pursuant to a PIK Dividend by the Holder Majority or its Affiliates would require submission of an HSR filing and observation of any applicable HSR waiting period, any shares issued as the PIK Dividend that would result in the Holder Majority or its Affiliates holding in excess of the quantity or percentage that may be held by the Holder Majority or its Affiliates without submission of an HSR filing will not be entitled to vote to elect any director of Pubco until such time that (1) all required HSR filings have been submitted pursuant to the HSR Act in connection with the acquisition of the shares issued as the PIK Dividend and the applicable waiting period (and any extensions thereof) in connection with such filings have expired or been terminated, or (2) such shares are transferred to a holder whose acquisition of such shares is not subject to HSR Act notification requirements. Each party required to submit an HSR filing in connection with any issuance by Pubco of Series A Perpetual Preferred Shares shall (a) file with the United States Federal Trade Commission and the United States Department of Justice as promptly as practicable the notification and report form required by the HSR Act and (b) furnish to each other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing under the HSR Act.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Parties. Pubco and the Holder Majority hereby represent and warrant:

(a) Each party (i) is an entity duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation and (ii) has the requisite power and authority to enter into and perform its obligations under this Agreement.

(b) This Agreement has been duly authorized, validly executed and delivered by each party hereto, and assuming the due authorization, execution and delivery of the same by the other parties hereto, this Agreement shall constitute the valid and legally binding obligation of each party, enforceable against each party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c) The execution, delivery and performance of this Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of any Series A Preferred Stockholder pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which any Party is a party or by which the any Party is bound or to which any of the property or assets of any Series A Preferred Stockholder is subject, (ii) the Organizational Documents of each Party, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over any Party or any of its properties that in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on any Party’s ability to consummate the transactions contemplated by this Agreement.

ARTICLE 4

MISCELLANEOUS

4.1 Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect hereof, upon the earlier to occur of (a) the mutual written agreement of the parties hereto to terminate this Agreement and (b) the date on which the Preferred Stock has been redeemed, converted, repurchased or otherwise cancelled and are no longer outstanding.

4.2 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. In the event of any inconsistency or conflict between the provisions of this Agreement and the Series A COD, the provisions of the Series A COD shall control; provided, however, the parties agree that Pubco’s obligations to pay the Majority Holders’ filing fees and reasonable and documented attorney fees and other fees described in Section 2.1 does not conflict with the Series A COD

4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email at the e-mail address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the e-mail address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

4.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by Pubco and all of the Series A Preferred Stockholders party to this Agreement. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns, except as otherwise provided herein. Pubco may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holder Majority. The Holder Majority may assign any or all of its rights under this Agreement to any Person to whom the Holder Majority assigns or transfers any Securities; provided, that such transferee agrees in writing to be bound by the HSR-related obligations and voting limitations set forth herein to the same extent as the assigning Holder Majority.

4.7 Governing Law. The Law of the State of Delaware shall govern (a) all claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability hereof, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice-of-law or conflict-of-law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. Each of the parties submits to the exclusive jurisdiction of first, the Chancery Court of the State of Delaware or, in the event, but only in the event, that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the Proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware, in any Proceeding arising out of or relating to this Agreement, agrees that all claims in respect of any such Proceeding shall be heard and determined in any such court, agrees not to bring any Proceeding arising out of or relating to this Agreement in any other courts, and hereby irrevocably waives, and agrees not to assert in any such Proceeding, any claim that it is not personally subject to the jurisdiction of such courts, or such courts are improper or inconvenient venue for such Proceeding. Each of the parties hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section  4.7, however, shall affect the right of any party to serve legal process in any other manner permitted by Law or at equity. Each party agrees that a final judgment in any Proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

4.8 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

4.9 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

4.10 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Parties will be entitled to specific performance under this Agreement. The parties agree that monetary damages will not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

4.11 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto. In addition, each and every reference to share prices and shares of Preferred Stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Preferred Stock that occur after the date of this Agreement. In this Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular portion of this Agreement.

4.12 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS AGREEMENT. THE PARTIES FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Series A Preferred Stockholders’ Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PRESIDIO PRODUCTION COMPANY		Address for Notice:

By:	/s/ Brett J. Barnes	500 W. 7th Street, Suite 1500
Name:	Brett J. Barnes	Fort Worth, Texas 76102
Title:	Executive Vice President & General Counsel	Attention: Brett Barnes

Email: [***]

With a copy to (which shall not constitute notice):

Address for Copy of Notice:

Sidley Austin LLP	1000 Louisiana Street, Suite 1500 Houston, Texas 77002 Attention: George Vlahakos

Email: [***]

[REMAINDER OF PAGE INTENTIONALLY
LEFT BLANK; ADDITIONAL SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGES TO SERIES A PREFERRED STOCKHOLDERS’ AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Series A Preferred Stockholders’ Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Series A Preferred Stockholder: JPMorgan Core Plus Bond Fund

By: JPMorgan Investment Management Inc., as Investment Advisor and Representative for JPMorgan Core Plus Bond Fund

Signature of Authorized Signatory of Series A Preferred Stockholder:	/s/ Kent Weber

Name of Authorized Signatory: Kent Weber

Title of Authorized Signatory: Managing Director

Email Address of Authorized Signatory: [***]

Address for Notice to Series A Preferred Stockholder:

c/o JPMorgan Investment Management Inc.

1111 Polaris Parkway

Columbus, OH 43240

Attn: Kent Weber

Title: Managing Director

Email: [***]

Telephone: [***]

and

Attn: Andrew Melchiorre

Title: Managing Director

Email: [***]

Telephone: [***]

and

Attn: Jaden O’Neal

Title: Associate

Email: [***]

Telephone: [***]

and

Attn: Julia Schor

Title: Analyst

Email: [***]

Telephone: [***]

[SIGNATURE PAGES TO SERIES A PREFERRED STOCKHOLDERS’ AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Series A Preferred Stockholders’ Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Series A Preferred Stockholder: JPMorgan Income ETF

By: JPMorgan Investment Management Inc., as Investment Advisor and Representative for JPMorgan Income ETF

Signature of Authorized Signatory of Series A Preferred Stockholder:	/s/ Kent Weber

Name of Authorized Signatory: Kent Weber

Title of Authorized Signatory: Managing Director

Email Address of Authorized Signatory: [***]

Address for Notice to Series A Preferred Stockholder:

c/o JPMorgan Investment Management Inc.

1111 Polaris Parkway

Columbus, OH 43240

Attn: Kent Weber

Title: Managing Director

Email: [***]

Telephone: [***]

and

Attn: Andrew Melchiorre

Title: Managing Director

Email: [***]

Telephone: [***]

and

Attn: Jaden O’Neal

Title: Associate

Email: [***]

Telephone: [***]

and

Attn: Julia Schor

Title: Analyst

Email: [***]

Telephone: [***]

[SIGNATURE PAGES TO SERIES A PREFERRED STOCKHOLDERS’ AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Series A Preferred Stockholders’ Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Series A Preferred Stockholder: JPMorgan Core Plus Bond ETF

By: JPMorgan Investment Management Inc., as Investment Advisor and Representative for JPMorgan Core Plus Bond ETF

Signature of Authorized Signatory of Series A Preferred Stockholder:	/s/ Kent Weber

Name of Authorized Signatory: Kent Weber

Title of Authorized Signatory: Managing Director

Email Address of Authorized Signatory: [***]

Address for Notice to Series A Preferred Stockholder:

c/o JPMorgan Investment Management Inc.

1111 Polaris Parkway

Columbus, OH 43240

Attn: Kent Weber

Title: Managing Director

Email: [***]

Telephone: [***]

and

Attn: Andrew Melchiorre

Title: Managing Director

Email: [***]

Telephone: [***]

and

Attn: Jaden O’Neal

Title: Associate

Email: [***]

Telephone: [***]

and

Attn: Julia Schor

Title: Analyst

Email: [***]

Telephone: [***]

[SIGNATURE PAGES TO SERIES A PREFERRED STOCKHOLDERS’ AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Series A Preferred Stockholders’ Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Series A Preferred Stockholder: JPMorgan Income Fund

By: JPMorgan Investment Management Inc., as Investment Advisor and Representative for JPMorgan Income Fund

Signature of Authorized Signatory of Series A Preferred Stockholder:	/s/ Kent Weber

Name of Authorized Signatory: Kent Weber

Title of Authorized Signatory: Managing Director

Email Address of Authorized Signatory: [***]

Address for Notice to Series A Preferred Stockholder:

c/o JPMorgan Investment Management Inc.

1111 Polaris Parkway

Columbus, OH 43240

Attn: Kent Weber

Title: Managing Director

Email: [***]

Telephone: [***]

and

Attn: Andrew Melchiorre

Title: Managing Director

Email: [***]

Telephone: [***]

and

Attn: Jaden O’Neal

Title: Associate

Email: [***]

Telephone: [***]

and

Attn: Julia Schor

Title: Analyst

Email: [***]

Telephone: [***]

[SIGNATURE PAGES TO SERIES A PREFERRED STOCKHOLDERS’ AGREEMENT]